(g)(2)(iii)

FORM OF

December 14, 2010

Ms. Mary Jean Milner

Vice President

The Bank of New York Mellon

One Wall Street, 25th Floor

New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule, and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the “Agreements”), we hereby notify you of the addition of ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio, each a newly established series of ING Investors Trust, and ING International Growth Fund, a newly established series of ING Mutual Funds, (collectively, the “Funds”), effective on or about December 14, 2010, to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated August 2, 2010.

The Amended Exhibit A has also been updated to reflect: 1) the name changes of ING DFA Global All Equity Portfolio to ING DFA World Equity Portfolio, ING Foreign Fund to ING Global Opportunities Fund, ING Strategic Allocation Conservative Fund to ING Capital Allocation Fund, and ING Wells Fargo Omega Growth Portfolio to ING Large Cap Growth Portfolio, and 2) the removal of ING Balanced Fund, ING Baron Asset Portfolio, ING Fidelity® VIP Growth Portfolio, ING Opportunistic LargeCap Fund, ING Opportunistic LargeCap Portfolio, ING Strategic Allocation Growth Fund, ING Strategic Allocation Moderate Fund, and ING Wells Fargo Small Cap Disciplined Portfolio because each of these series recently merged into other funds and dissolved.

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7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com	ING Investors Trust ING Mutual Funds ING Partners, Inc. ING Series Fund, Inc.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

Sincerely,

By:
Name:	Todd Modic
Title:	Senior Vice President ING Investors Trust ING Mutual Funds ING Partners, Inc. ING Series Fund, Inc.

ACCEPTED AND AGREED TO: The Bank of New York Mellon

By:
Name:
Title:	Duly Authorized

AMENDED EXHIBIT A

Fund	Effective Date

ING Asia Pacific High Dividend Equity Income Fund	March 27, 2007

ING Corporate Leaders Trust Fund
ING Corporate Leaders Trust – Series A	May 17, 2004
ING Corporate Leaders Trust – Series B	May 17, 2004

ING Emerging Markets High Dividend Equity Fund	TBD

ING Equity Trust
ING Equity Dividend Fund	December 4, 2007
ING Growth Opportunities Fund	June 9, 2003
ING MidCap Opportunities Fund	June 9, 2003
ING Real Estate Fund	June 9, 2003
ING SmallCap Opportunities Fund	June 9, 2003
ING Value Choice Fund	February 1, 2005

ING Funds Trust
ING Classic Money Market Fund	April 7, 2003
ING GNMA Income Fund	April 7, 2003
ING High Yield Bond Fund	April 7, 2003
ING Institutional Prime Money Market Fund	July 29, 2005
ING Intermediate Bond Fund	April 7, 2003

ING Global Advantage and Premium Opportunity Fund	October 27, 2005

ING Global Equity Dividend and Premium Opportunity Fund	March 28, 2005

ING Infrastructure, Industrials and Materials Fund	January 26, 2010

ING International High Dividend Equity Income Fund	August 28, 2007

ING Investors Trust
ING American Funds Asset Allocation Portfolio	April 28, 2008
ING American Funds Bond Portfolio	November 9, 2007
ING American Funds Global Growth and Income Portfolio	December 14, 2010
ING American Funds Growth Portfolio	September 2, 2003
ING American Funds Growth-Income Portfolio	September 2, 2003
ING American Funds International Growth and Income Portfolio	December 14, 2010
ING American Funds International Portfolio	September 2, 2003
ING American Funds World Allocation Portfolio	September 15, 2008
ING Artio Foreign Portfolio	January 13, 2003
ING BlackRock Inflation Protected Bond Portfolio	April 30, 2007
ING BlackRock Large Cap Growth Portfolio	January 6, 2003
ING BlackRock Large Cap Value Portfolio	January 6, 2003
ING Clarion Global Real Estate Portfolio	January 3, 2006

Fund	Effective Date

ING Clarion Real Estate Portfolio	January 3, 2006
ING DFA Global Allocation Portfolio	April 30, 2010
ING DFA World Equity Portfolio	August 20, 2007
ING FMRSM Diversified Mid Cap Portfolio	January 6, 2003
ING Franklin Income Portfolio	April 28, 2006
ING Franklin Mutual Shares Portfolio	April 30, 2007
ING Franklin Templeton Founding Strategy Portfolio	April 30, 2007
ING Global Resources Portfolio	January 13, 2003
ING Goldman Sachs Commodity Strategy Portfolio	April 28, 2008
ING Janus Contrarian Portfolio	January 13, 2003
ING JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
ING JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
ING Large Cap Growth Portfolio	May 3, 2004
ING Limited Maturity Bond Portfolio	January 6, 2003
ING Liquid Assets Portfolio	January 6, 2003
ING Lord Abbett Growth and Income Portfolio	January 6, 2003
ING Marsico Growth Portfolio	January 13, 2003
ING Marsico International Opportunities Portfolio	April 29, 2005
ING MFS Total Return Portfolio	January 13, 2003
ING MFS Utilities Portfolio	April 29, 2005
ING Morgan Stanley Global Franchise Portfolio	January 13, 2003
ING Morgan Stanley Global Tactical Asset Allocation Portfolio	September 15, 2008
ING Oppenheimer Active Allocation Portfolio	September 15, 2008
ING PIMCO High Yield Portfolio	November 5, 2003
ING PIMCO Total Return Bond Portfolio	January 13, 2003
ING Pioneer Equity Income Portfolio	May 11, 2007
ING Pioneer Fund Portfolio	April 29, 2005
ING Pioneer Mid Cap Value Portfolio	April 29, 2005
ING Retirement Conservative Portfolio	August 12, 2009
ING Retirement Growth Portfolio	August 12, 2009
ING Retirement Moderate Growth Portfolio	August 12, 2009
ING Retirement Moderate Portfolio	August 12, 2009
ING T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
ING T. Rowe Price Equity Income Portfolio	January 13, 2003
ING Templeton Global Growth Portfolio	January 13, 2003
ING U.S. Stock Index Portfolio	November 5, 2003
ING Van Kampen Growth and Income Portfolio	January 13, 2003
ING Wells Fargo Health Care Portfolio	May 3, 2004

ING Mayflower Trust
ING International Value Fund	November 3, 2003

ING Mutual Funds
ING Asia-Pacific Real Estate Fund	October 15, 2007
ING Diversified International Fund	December 7, 2005
ING Emerging Countries Fund	November 3, 2003
ING European Real Estate Fund	October 15, 2007
ING Global Bond Fund	June 19, 2006

Fund	Effective Date

ING Global Equity Dividend Fund	September 2, 2003
ING Global Natural Resources Fund	November 3, 2003
ING Global Opportunities Fund	July 1, 2003
ING Global Real Estate Fund	November 3, 2003
ING Global Value Choice Fund	November 3, 2003
ING Greater China Fund	December 7, 2005
ING Index Plus International Equity Fund	December 7, 2005
ING International Capital Appreciation Fund	December 7, 2005
ING International Growth Fund	December 14, 2010
ING International Real Estate Fund	February 28, 2006
ING International SmallCap Multi-Manager Fund	November 3, 2003
ING International Value Choice Fund	February 1, 2005
ING Russia Fund	November 3, 2003

ING Partners, Inc.
ING American Century Small-Mid Cap Value Portfolio	January 10, 2005
ING Baron Small Cap Growth Portfolio	January 10, 2005
ING Columbia Small Cap Value Portfolio	April 28, 2006
ING Davis New York Venture Portfolio	January 10, 2005
ING Fidelity® VIP Contrafund® Portfolio	November 15, 2004
ING Fidelity® VIP Equity-Income Portfolio	November 15, 2004
ING Fidelity® VIP Mid Cap Portfolio	November 15, 2004
ING Index Solution 2015 Portfolio	March 7, 2008
ING Index Solution 2025 Portfolio	March 7, 2008
ING Index Solution 2035 Portfolio	March 7, 2008
ING Index Solution 2045 Portfolio	March 7, 2008
ING Index Solution 2055 Portfolio	December 4, 2009
ING Index Solution Income Portfolio	March 7, 2008
ING JPMorgan Mid Cap Value Portfolio	January 10, 2005
ING Legg Mason ClearBridge Aggressive Growth Portfolio	January 10, 2005
ING Oppenheimer Global Portfolio	January 10, 2005
ING Oppenheimer Global Strategic Income Portfolio	January 10, 2005
ING PIMCO Total Return Portfolio	January 10, 2005
ING Pioneer High Yield Portfolio	December 7, 2005
ING Solution 2015 Portfolio	April 29, 2005
ING Solution 2025 Portfolio	April 29, 2005
ING Solution 2035 Portfolio	April 29, 2005
ING Solution 2045 Portfolio	April 29, 2005
ING Solution 2055 Portfolio	December 4, 2009
ING Solution Aggressive Growth Portfolio	April 30, 2010
ING Solution Conservative Portfolio	April 30, 2010
ING Solution Growth Portfolio	June 29, 2007
ING Solution Income Portfolio	April 29, 2005
ING Solution Moderate Portfolio	June 29, 2007
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
ING T. Rowe Price Growth Equity Portfolio	January 10, 2005
ING Templeton Foreign Equity Portfolio	November 30, 2005
ING Thornburg Value Portfolio	January 10, 2005

Fund	Effective Date

ING UBS U.S. Large Cap Equity Portfolio	January 10, 2005
ING Van Kampen Comstock Portfolio	January 10, 2005
ING Van Kampen Equity and Income Portfolio	January 10, 2005

ING Risk Managed Natural Resources Fund	October 24, 2006

ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund	May 16, 2007

ING Series Fund, Inc.
Brokerage Cash Reserves	June 2, 2003
ING Alternative Beta Fund	October 22, 2008
ING Capital Allocation Fund	June 2, 2003
ING Core Equity Research Fund	June 9, 2003
ING Corporate Leaders 100 Fund	June 11, 2008
ING Global Target Payment Fund	March 5, 2008
ING Index Plus LargeCap Fund	June 9, 2003
ING Index Plus MidCap Fund	June 9, 2003
ING Index Plus SmallCap Fund	June 9, 2003
ING Money Market Fund	June 2, 2003
ING Small Company Fund	June 9, 2003
ING Tactical Asset Allocation Fund	March 5, 2008
ING U.S. Government Money Market Fund	October 31, 2008

ING Strategic Allocation Portfolios, Inc.
ING Strategic Allocation Conservative Portfolio	July 7, 2003
ING Strategic Allocation Growth Portfolio	July 7, 2003
ING Strategic Allocation Moderate Portfolio	July 7, 2003

ING Variable Funds
ING Growth and Income Portfolio	July 7, 2003

ING Variable Insurance Trust
ING GET U.S. Core Portfolio – Series 5	June 11, 2004
ING GET U.S. Core Portfolio – Series 6	September 10, 2004
ING GET U.S. Core Portfolio – Series 7	December 10, 2004
ING GET U.S. Core Portfolio – Series 8	March 9, 2005
ING GET U.S. Core Portfolio – Series 9	June 8, 2005
ING GET U.S. Core Portfolio – Series 10	September 7, 2005
ING GET U.S. Core Portfolio – Series 11	December 6, 2005
ING GET U.S. Core Portfolio – Series 12	March 2, 2006
ING GET U.S. Core Portfolio – Series 13	June 22, 2006
ING GET U.S. Core Portfolio – Series 14	December 21, 2006

ING Variable Portfolios, Inc.
ING BlackRock Science and Technology Opportunities Portfolio	July 7, 2003
ING Euro STOXX 50® Index Portfolio	August 3, 2009
ING FTSE 100 Index® Portfolio	August 3, 2009

Fund	Effective Date

ING Hang Seng Index Portfolio	May 1, 2009
ING Index Plus LargeCap Portfolio	July 7, 2003
ING Index Plus MidCap Portfolio	July 7, 2003
ING Index Plus SmallCap Portfolio	July 7, 2003
ING International Index Portfolio	March 4, 2008
ING Japan TOPIX Index® Portfolio	August 3, 2009
ING NASDAQ 100 Index® Portfolio	August 3, 2009
ING Russell™ Large Cap Growth Index Portfolio	May 1, 2009
ING Russell™ Large Cap Index Portfolio	March 4, 2008
ING Russell™ Large Cap Value Index Portfolio	May 1, 2009
ING Russell™ Mid Cap Growth Index Portfolio	May 1, 2009
ING Russell™ Mid Cap Index Portfolio	March 4, 2008
ING Russell™ Small Cap Index Portfolio	March 4, 2008
ING Small Company Portfolio	July 7, 2003
ING U.S. Bond Index Portfolio	March 4, 2008
ING U.S. Government Money Market Portfolio	October 31, 2008
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	January 16, 2008

ING Variable Products Trust
ING International Value Portfolio	November 3, 2003
ING MidCap Opportunities Portfolio	October 6, 2003
ING SmallCap Opportunities Portfolio	October 6, 2003

ING Balanced Portfolio, Inc.
ING Balanced Portfolio	July 7, 2003

ING Intermediate Bond Portfolio	July 7, 2003

ING Money Market Portfolio	July 7, 2003

ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd.*	August 2, 2010

* ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd. is an unregistered Cayman Islands Exempted Company (the “Cayman Subsidiary”). The Cayman Subsidiary is not organized in the United States or registered under the Securities Act of 1933 and the Investment Company Act of 1940. The Cayman Subsidiary is party to the Custody Agreement and Fund Accounting Agreement. For purposes of the Agreements, any representations, warranties or other duties of the Cayman Subsidiary generally applicable only to U.S. entities, or related to organization as a U.S. entity or compliance with the U.S. securities laws shall not be deemed to apply to the Cayman Subsidiary. The Bank of New York Mellon shall perform its duties with respect to the Cayman Subsidiary under the Agreements in the same manner as is required for any of the Portfolios.